UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

M-tron Industries, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Iten 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

M-tron Industries, Inc.
2525 Shader Road

Orlando, Florida 32804

NOTICE OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 20, 2023

August 16, 2023

To the Stockholders of M-tron Industries, Inc.:

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of M-tron Industries, Inc., a Delaware corporation (the “Company,” “MtronPTI,” “we,” “our,” or “us”), will be held on Wednesday, September 20, 2023, at 10:00 a.m. EDT, at 2525 Shader Road, Orlando, FL 32804 for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect eight directors to serve until the 2024 annual meeting of stockholders;
2.	To approve, on an advisory basis, the compensation of our named executive officers for the year ended December 31, 2022;
3.	To select, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;
4.	To ratify the appointment of PKF O’Connor Davies LLP as our independent registered public accounting firm for the year ending December 31, 2023; and
5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on August 1, 2023 are entitled to receive notice of, and to vote at, the Annual Meeting.

Your vote is extremely important, regardless of the number of shares that you own. Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

By Order of the Board of Directors,
/s/ Marc Gabelli
Marc Gabelli
Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the M-tron Industries, Inc. Annual Meeting of Stockholders to be Held on September 20, 2023:

The Proxy Statement, our form of proxy card, and our Annual Report on Form 10-K, as amended, for the year ended December 31, 2022, are available at ir.mtronpti.com/financials/annual-reports-and-proxies.

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors (the “Board”) of M-tron Industries, Inc. in connection with the solicitation of proxies for use at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, September 20, 2023, at 10:00 a.m. EDT, at 2525 Shader Road, Orlando Florida, 32804, and any adjournments or postponements thereof. This Proxy Statement along with either a proxy card or a voting instruction card are being mailed to stockholders beginning on or about August 16, 2023.

Unless the context otherwise requires, in this Proxy Statement, the terms “we,” “our,” “us”, “MtronPTI” and the “Company” refer to M-tron Industries, Inc. and its subsidiaries.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive this Proxy Statement?

The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on August 1, 2023, the record date for the Annual Meeting, and are entitled to vote at the Annual Meeting. This Proxy Statement provides important information regarding the matters to be acted on at the Annual Meeting and is designed to assist you in voting. You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using any of the methods discussed below under the question “How do I vote?”

What is a proxy?

A proxy is a person who votes the shares of stock of another person. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or authorize your proxy by telephone or over the Internet, you are giving your permission to either our chief executive officer or our chief financial officer to vote your shares of common stock at the Annual Meeting as you instruct. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or authorize your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card to us or authorize your proxy by telephone or over the Internet as soon as possible, whether or not you plan on attending the Annual Meeting in person.

Who is paying for this proxy solicitation?

The Company will pay the expense of soliciting proxies, including the cost of preparing, assembling and mailing the notice, Proxy Statement and proxy. In addition to the solicitation of proxies by mail, the Company’s directors, officers or employees, without additional compensation, may make solicitations personally and by telephone. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What information is contained in this Proxy Statement?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, and certain other required information.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

How may I obtain an additional set of proxy materials?

All stockholders may write to us at the following address to request an additional copy of these materials:

M-tron Industries, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

Additionally, stockholders may access this Proxy Statement, our form of proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2022, as amended, (the “2022 Form 10-K”) on the Internet at ir.mtronpti.com/financials/annual-reports-and-proxies.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, this Proxy Statement, our 2022 Form 10-K and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. If you own shares held in street name, this Proxy Statement and our 2022 Form 10-K have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

What am I voting on at the Annual Meeting?

You are voting on the following proposals:

●	To elect eight directors to serve until the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) and until their successors are duly elected and qualify;
●	To vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers for the year ended December 31, 2022;
●	To hold a non-binding advisory vote to determine the frequency of future stockholder advisory votes on the compensation of the Company's named executive officers;
●	To ratify the appointment of PKF O'Connor Davies LLP (“PKF”) as our independent registered public accounting firm for the year ending December 31, 2023; and
●	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board recommends a vote “FOR” the election of each of its nominees for directors; “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers for the year ended December 31, 2022; on the non-binding advisory vote to determine the frequency of future stockholder advisory votes on the compensation of our named executive officers, the Board recommends you vote for an annual basis by selecting "1 YEAR" as your choice; and “FOR” the ratification of the appointment of PKF as our independent registered public accounting firm for the year ending December 31, 2023.

How do I vote?

You may vote using any of the following methods:

●	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.
●

By telephone or the Internet. If you own shares held in street name, you will receive voting instructions from your bank, broker, or other nominee. Stockholders of record will be able to vote on the Internet using the instructions on their proxy card.

●

In person at the Annual Meeting. All stockholders of record may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Shares held in your name as the stockholder of record may be voted at the Annual Meeting. To participate in the Annual Meeting, you will need the 16‐digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted during the Annual Meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

●	Sending a written notice of revocation to our Corporate Secretary;
●	Submitting a new, proper proxy dated later than the date of the revoked proxy; or
●	Attending the Annual Meeting and voting in person.

What if I return a signed proxy card, but do not indicate a vote for some of the matters listed on the proxy card?

If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of its nominees for directors; “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers for the year ended December 31, 2022; for “1 YEAR” with respect to the proposal regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers; and “FOR” the ratification of the appointment of PKF as our independent registered public accounting firm for the year ending December 31, 2023. With respect to any other proposals to be voted upon, your shares will be voted in the discretion of the persons named as proxy holders, James W. Tivy and Michael J. Ferrantino.

Can my broker vote my shares for me without my instructions?

Brokers may not use discretionary authority to vote shares on the election of directors, the approval of a non-binding advisory resolution approving the compensation of our named executive officers for the year ended December 31, 2022, or with respect to the proposal regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers if they have not received instructions from their clients; however, if they have not received instructions from their clients, they may vote either for or against the ratification of auditors. Please provide voting instructions on these proposals to your broker so your vote can be counted.

Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors, the approval of a non-binding advisory resolution approving the compensation of our named executive officers for the year ended December 31, 2022, or with respect to the proposal regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers. If your broker is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

What are the voting requirements with respect to each of the proposals?

In the election of directors, each director receiving a plurality of the affirmative (“FOR”) votes cast will be elected. You may withhold votes from any or all nominees. All other proposals require the affirmative ("FOR") votes of a majority of the votes cast on the matter, except, with respect to the proposal regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers, we will consider stockholders to have "approved" the frequency selected by a plurality of the votes cast on the matter. Thus, abstentions will not affect the outcome of the votes on these proposals.

If you own shares held in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to be voted on that proposal. Thus, the “broker non-vote” will have no effect on any matter being voted on at this Annual Meeting, assuming that a quorum is present.

How many votes do I have?

You are entitled to one vote for each share of common stock that you held as of the record date. As of August 1, 2023, the record date, there were 2,727,125 shares of common stock outstanding.

Is cumulative voting permitted for the election of directors?

We do not use cumulative voting for the election of directors.

What happens if a nominee for director does not stand for election?

If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that any of the nominees will not stand for election.

What happens if additional matters are presented at the Annual Meeting?

Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, James W. Tivy and Michael J. Ferrantino, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

How many shares must be present or represented to conduct business at the Annual Meeting?

There must be a quorum present in order for business to be conducted at the Annual Meeting. A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote, or 1,363,563 shares, is represented at the Annual Meeting, either in person or by proxy. Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on August 1, 2023, the record date, or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your admission to the Annual Meeting. If you are not a stockholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to August 1, 2023, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. The Annual Meeting will begin promptly on September 20, 2023, at 10:00 a.m. EDT. Please allow time for the check-in procedures.

What is the deadline for voting my shares?

If you hold shares as the stockholder of record, your vote by proxy must be received by 11:59 p.m. the night before the Annual Meeting. If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares at the Annual Meeting only if you provide a legal proxy obtained from your broker, bank or nominee.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

How are votes counted?

For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN" except that for the advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company's named executive officers, you may vote "1 YEAR," "2 YEARS," "3 YEARS," or "ABSTAIN." If you elect to "ABSTAIN," the abstention will be counted for the purpose of establishing a quorum, but otherwise will have no effect on the outcome of the vote on the matter.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

How can I obtain the Company’s corporate governance information?

The following information is available in print to any stockholder who requests it and is also available on the Investor Relations - Governance portion of the Company’s website, ir.mtronpti.com/governance/governance-documents:

●	Corporate Governance Guidelines
●	Our Related Person Transaction Policy
●	Our Code of Conduct and Ethics policy
●	The charters of the following committees of the Board: the Audit Committee, the Compensation Committee, the Corporate Governance Committee, and the Nominating Committee
●	Our Conflict Minerals Report

The information contained on this website is not part of, or incorporated by reference in, this Proxy Statement.

How may I obtain the Company’s 2022 Form 10-K and other financial information?

A copy of our 2022 Form 10-K is enclosed with this Proxy Statement.

Stockholders may request another free copy of our 2022 Form 10-K and other financial information by contacting us at:

M-tron Industries, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

Alternatively, current and prospective investors can access our 2022 Form 10-K at ir.mtronpti.com/financials/annual-reports-and-proxies.

We will also furnish any exhibit to our 2022 Form 10-K if specifically requested. Our SEC filings, including exhibits, are also available free of charge at the SEC’s website, www.sec.gov, and at the investor relations portion of our website, ir.mtronpti.com.

What if I have questions for the Company’s transfer agent?

Please contact our transfer agent at the telephone number or address listed below with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Computershare
211 Quality Circle, Suite 210
College Station, TX 77845
Toll free number: (877) 868-8027
TDD Hearing Impaired: (800) 952-9245
Foreign Stockholders: (201) 680-6578
TDD Foreign Stockholders: (781) 575-4592

Who can help answer my questions?

If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact us at:

M-tron Industries, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of our common stock beneficially owned on August 1, 2023, by:

●	Each person who is known to us to beneficially own more than 5% of our common stock;
●	Each of our directors, nominees and named executive officers; and
●	All of our directors and executive officers, as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise indicated in the footnotes below, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock. Except as otherwise set forth below, the address of each of the persons listed below is: M-tron Industries, Inc., 2525 Shader Road, Orlando, Florida 32804.

	Common Stock Beneficially Owned (1)
Name and Address of Beneficial Owner	Shares		%
5% Stockholders:
Mario J. Gabelli	511,805	(2)	18.8
Directors and Named Executive Officers:
Marc J. Gabelli	423,707	(3)	15.5
James W. Tivy	30,004	(4)	1.1
Michael J. Ferrantino	23,061		0
Ivan Arteaga	11,274		*
William A. Drafts	10,718	(5)	*
Linda Biles	10,499	(6)	*
Hendi Susanto	5,729		*
Bel Lazar	4,837		*
John Mega	4,578		*
Robert V. "Rob" LaPenta	3,945		*
David Goldman	1,266		*
All executive officers and directors as a group (11 persons)	529,618	(7)	19.4

* Less than 1% of outstanding shares.

(1)

The applicable percentage of ownership for each beneficial owner is based on 2,727,125 shares of common stock outstanding as of August 1, 2023. Shares of common stock issuable upon exercise of options, warrants or other rights beneficially owned that are exercisable within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all executive officers and directors as a group.

(2)

Includes (i) 240,837 shares of common stock owned directly by Mario J. Gabelli; and (ii) 238,468 shares owned by GGCP, Inc., of which Mario J. Gabelli is the chief executive officer, a director and controlling shareholder. Mario J. Gabelli disclaims beneficial ownership of the shares owned by GGCP, Inc, except to the extent of his pecuniary interest therein. Mario J. Gabelli's business address is 401 Theodore Fremd Avenue, Rye, New York 10580-1430. This disclosure is based solely on information in a Form 4 filed by Mario J. Gabelli with the SEC on April 17, 2023.

(3)

Includes (i) 40,290 shares of common stock owned directly by Marc J. Gabelli; and (ii) 382,151 shares held by Venator Merchant Fund, L.P. ("Venator Fund"). Venator Global, LLC ("Venator Global"), which is the sole general partner of Venator Fund, may be deemed to beneficially own the securities owned by Venator Fund. Marc J. Gabelli, who is the President and Sole Member of Venator Global, may be deemed to beneficially own the securities owned by Venator Fund. Marc J. Gabelli disclaims beneficial ownership of the securities owned by Venator Fund, except to the extent of his pecuniary interest therein.

(4)	Includes 19,161 shares of unvested restricted common stock.
(5)	Includes options to purchase 9,710 shares which are currently exercisable.
(6)	Includes 4,124 shares of unvested restricted common stock.
(7)	Includes 529,618 shares of common stock, including 23,285 shares of unvested restricted stock and options to purchase 9,710 shares which are currently exercisable.

PROPOSALS TO BE VOTED ON

Proposal No. 1: Election of Directors

The current members of the Board, upon the recommendation of the Nominating Committee, have nominated each of the following eight nominees for election to the Board at the Annual Meeting: Marc Gabelli; Bel Lazar; Michael J. Ferrantino; Hendi Susanto; Robert V. “Rob” LaPenta; John Mega; David Goldman and Ivan Arteaga.

Our Amended and Restated Bylaws (our “Bylaws”) provide that the number of directors shall be fixed exclusively by resolution of the Board. As of and following the conclusion of the Annual Meeting, the size of the Board will be set at eight members. Each director is elected annually to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand. Management has no reason to expect that any of the nominees will not stand for election.

Biographical summaries and ages of our directors and nominees, and the experiences and skills that led to the conclusion that such persons should serve as directors, are set forth in the table below. Information with respect to the shares of common stock beneficially owned by each of our directors and nominees is set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management.” All such information has been furnished to us by our directors and nominees. There are no arrangements or understandings between any of our directors and any third person pursuant to which a director was selected to serve on the Board. There are no family relationships between any of our directors, or between any of our directors and officers.

Directors and Nominees

Name	Age	Director Since	Offices and Positions Held with the Company, Business Experience and Principal Occupation for the Last Five Years, and Directorships in Public Corporations and Investment Companies
Marc J. Gabelli	55	2022

Mr. Gabelli currently serves as Chairman of the Board for M-tron Industries, Inc. (October 2022 to present); Chairman of the Board and Co-Chief Executive Officer for The LGL Group, Inc. (December 2017 to present, and October 2022 to present, respectively); President and Managing Partner, GGCP, Inc. (1999 to present) and holds various executive and directorship roles at GGCP financial services subsidiaries including GAMCO Investors, Inc., Associated Capital Group, Inc. and Teton Advisors, Inc.; He formerly served as Chairman and Chief Executive Officer, LGL Systems Acquisition Corp. (NYSE: DFNS) from September 2019 to August 2021; and Chairman of Gabelli Merger Plus Trust (GMP-LSE) since July 2017; Mr. Gabelli brings to the board of directors of the Company (the “Board”) his extensive knowledge of the Company’s business and industry due to his longstanding service on the Board of Directors of The LGL Group, Inc., as well as his financial expertise and leadership experience as an executive of various investment firms.

Bel Lazar	62	2022

Mr. Lazar is currently Chief Operations Officer and member of the Board of Directors at Efficient Power Conversion, a leading provider of gallium nitride (GaN)-based power management technology (2015 to present); and Chief Executive Officer of EPC Space LLC, a high reliability wide-gap power management technology company, and was previously President and CEO of Spectrum Control, formerly API Technologies Corp. and a NASDAQ listed company. Mr. Lazar previously held other leadership roles at Infineon and Microchip. Mr. Lazar brings to the Board his experience in management and aerospace manufacturing operations within our industry, and significant mergers and acquisition experience.

Michael J. Ferrantino	52	2022	Mr. Ferrantino’s biographical information can be found under the section for Executive Officers, below.

Name	Age	Director Since	Offices and Positions Held with the Company, Business Experience and Principal Occupation for the Last Five Years, and Directorships in Public Corporations and Investment Companies
Hendi Susanto	50	2022

Mr. Susanto currently serves as a Senior Vice President and a Portfolio Manager at Gabelli Funds. Mr. Susanto has also served as a Portfolio Manager at GAMCO Investors, Inc. since December 2015. Mr. Susanto began his investment management career in equity research in August 2007. Mr. Susanto joined the Board of Directors of The LGL Group, Inc. (NYSE American: LGL) in June 2016, serving until December 2020. Prior to 2007, Mr. Susanto worked as an analyst at Silicon Laboratories (NASD: SLAB) and a supply chain management consultant in the technology sector at JDA Software. Mr. Susanto received a bachelor’s degree summa cum laude in Chemical Engineering from the University of Minnesota, an MS in Chemical Engineering from MIT, with a minor in Quantitative Finance from MIT Sloan, and an MBA in Finance from the Wharton School. Mr. Susanto brings to the Board extensive experience in evaluating investments in technology, and special situations such as mergers and acquisitions, strategic transformation, and restructuring.

Robert V. “Rob” LaPenta Jr.	55	2022

Mr. LaPenta currently serves on the Board of Directors for IronNet, Inc. (NYSE: IRNT). Mr. LaPenta has an extensive career spanning over 30 years in finance, accounting, capital markets advisory, equity trading, asset allocation and mergers and acquisitions. Mr. LaPenta began his career at Coopers & Lybrand as a CPA responsible for managing audits, consulting, M&A due diligence and special project engagements for emerging growth clients Mr. LaPenta transitioned full time into the investment banking sector spending the next 13 years focused on trading and capital market activities culminating in the role of Managing Director and Co-head of Equity Trading at Bank of America Securities, LLC where he managed the firm’s equity capital commitment, proprietary trading, secondary offerings, and risk management within cash trading. In 2007, Mr. LaPenta joined L-1 Identity Solutions, Inc. as Vice President of Mergers and Acquisitions and Corporate Strategy. Mr. LaPenta managed the firm’s M&A processes from sourcing, structuring, valuation, diligence, and financing of multiple transactions with the most notable being the negotiation of the $1.6 billion sale of L-1 to Safran and BAE Systems. Following the sale of L-1, Mr. LaPenta became a Partner of Aston Capital, an alternative asset management firm of the LaPenta family office focusing on direct and co-investments. Mr. LaPenta previously served on the Board of Directors of The LGL Group, Inc (NYSE: American: LGL), TherapeuticsMD (NASDAQ: TXMD), Revolution Lighting Technologies, Inc. (until 2016), and on the Board of Directors of private companies The Radiant Group, (subsequently part of NASADAQ: MAXR), and AFIX Technologies. He recently was a Board Observer of ARKA and currently sits as an Audit Committee member for St. David’s School New York City. Mr. LaPenta graduated from Boston College with a bachelor’s degree in accounting and finance and has been a registered CPA (inactive) in the State of New York. Mr. LaPenta brings to the Board his business experience, prior board service and experience as an entrepreneur, investor, and investment banker and earlier in his career as an audit professional.

John S. Mega	70	2022

Mr. Mega served as President of LGL Systems Acquisition Corp. (NYSE: DFNS) from September 2019 to August 2021. Mr. Mega was an original founding member of L3, which merged with Harris Technologies and is now L3Harris Technologies, Inc. (NYSE: LHX). Mr. Mega built and managed several divisions at L3 since its formation in 1997 after spinning off from Lockheed Martin. Prior to his retirement in 2018, he was a corporate Senior Vice President and President of L3’s Communication Systems, one of the four L3 major business segments. Earlier in his career, he had been President of L3’s Microwave Group, President of Narda Microwave, President of Logimetrics, Inc., Chief Financial Officer and Vice President at Lockheed Martin Corp.’s Tactical Defense Systems, Group Controller at Loral Corp. and a principal at Raytheon Company (NYSE: RTN). Mr. Mega brings to the Board his considerable experience in management and manufacturing operations within our industry.

Name	Age	Director Since	Offices and Positions Held with the Company, Business Experience and Principal Occupation for the Last Five Years, and Directorships in Public Corporations and Investment Companies
David M. Goldman	49	2022

Mr. Goldman provides legal counsel and engages in business development for financial service companies under the GGCP, Inc. umbrella. He is the General Counsel for Associated Capital Group, Inc. (NYSE: AC) and General Counsel, Senior Vice-President Business Development for GAMCO Asset Management, Inc. Mr. Goldman serves on the boards of numerous international subsidiaries of GAMCO Investors, Inc. Mr. Goldman served as a director of Teton Advisors, Inc. from September 2021 to September 2022. Prior to joining GAMCO, Mr. Goldman held senior, legal, compliance and business roles at Deutsche Asset Management, Inc., the asset management division of Deutsche Bank. Mr. Goldman served as the primary liaison between the Deutsche Bank mutual fund directors and the fund’s investment adviser. He holds an LL.M. from Georgetown University School of Law and a JD from the University of Maryland School of Law. Mr. Goldman earned a B.S. in Accounting from Indiana University in Bloomington. Mr. Goldman is a licensed CPA (inactive). Mr. Goldman serves on the Board of Advisors of the Earl Monroe New Renaissance Basketball School in the Bronx, NY. Mr. Goldman is also an Adjunct Professor of Law at Fordham University School of Law. Mr. Goldman brings to the Board his understanding of public company governance and experience counselling public company boards of directors on oversight responsibilities, policies and procedures.

Ivan Arteaga	54	2022

Mr. Arteaga is the Managing Member and Chief Investment Officer of Arteaga Capital Management, LLC (2006 to present), an investment manager to alternative global investment funds and provider of equity research services; Portfolio Manager of Arteaga Global Partners, LP (2007 to present), a global equity investment partnership; Managing Member of Arteaga Investment Management Group, LLC (2008 to present), a registered investment advisor; and Director of Brick Skirt Holdings, Inc. (2014 to present), an owner of rural local exchange carrier DFT Communications. Formerly, he was Chief Financial Officer of The LGL Group, Inc. (October 2022 to January 2023) and Interim Chief Executive Officer of The LGL Group, Inc. (January 2020 to March 2021); Portfolio Manager at GAMCO Investors, Inc. (1994 to 2006); Vice President of Equity Research, Gabelli & Company, Inc., a provider of institutional research and brokerage services (1992 to 2002); and Senior Associate at KPMG Inc., a global CPA, audit and consulting firm. Mr. Arteaga brings to the Board his extensive financial and investment experience, his knowledge of global financial markets, and his knowledge and experience as an analyst and investor in the communications and satellite industry.

Vote Required

Each nominee receiving a plurality of the affirmative (“FOR”) votes cast at the Annual Meeting will be elected to the Board.

THE BOARD RECOMMENDS A VOTE ‘FOR’ THE ELECTION OF EACH OF ITS NOMINEES TO THE BOARD TO SERVE UNTIL THE 2024 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

Proposal No. 2: Advisory Vote on Executive Compensation

We are asking stockholders to indicate their support for the 2022 compensation of our named executive officers named in the “Summary Compensation Table” included in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our named executive officers. Accordingly, we will ask stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers for the year ended December 31, 2022, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. For further detail regarding our compensation philosophy and objectives, the determination of compensation awards and other information regarding the compensation of our executive officers, see the “Executive Compensation” section of this Proxy Statement below.

Executive Officers

The following table sets forth information regarding our executive officers, including their business experience for the past five years and prior years.

Name	Age	Offices and Positions Held with the Company, Business Experience and Principal Occupation for the Last Five Years
Michael J. Ferrantino	52

Mr. Ferrantino currently holds the position of Chief Executive Officer for M-tron Industries, Inc. (October 2022 to present) and also holds the position of Chief Executive Officer for Interex, Inc. and is on the board of Gabelli Equity Trust, Inc. Mr. Ferrantino currently holds the position of Co-Chief Executive Officer for The LGL Group, Inc. (October 2022 to present) and formerly served as its President and Chief Executive officer (April 2021 to October 2022). Mr. Ferrantino received an undergraduate degree from Rensselaer Polytechnic Institute and an MBA from Loyola University Maryland. Mr. Ferrantino brings to the Board and management his experience in management and manufacturing operations, and an extensive knowledge of global financial markets.

James W. Tivy	55

Mr. Tivy currently serves as Chief Financial Officer, M-tron Industries, Inc. (October 2022 to present) and Chief Accounting Officer, The LGL Group, Inc. (October 2022 to present). He formerly served as Chief Financial Officer, The LGL Group, Inc. (January 2018 to October 2022); SVP, Finance for INTL FCStone Securities Inc. (November 2012 to January 2017); and Group Controller, INTL FCStone Inc (now StoneX), (January 2008 to November 2012).

William A. Drafts	58

Mr. Drafts currently serves as President of M-tron Industries, Inc. (October 2022 to present) and previously served as President and Chief Executive Officer of M-tron Industries, Inc. (November 2019 to October 2022). Mr. Drafts formerly served as Vice President, General Manager of FLIR Systems, Inc. (“FLIR”), Imaging Division, a world leader in thermal imaging. Preceding FLIR, Mr. Drafts was Vice President, General Manager of Microsensor Systems, Inc., the world leader in surface acoustic wave (SAW) chemical sensors and instrumentation. Prior to that, Mr. Drafts was the Division Manager of F. W. Bell, the world leader in magnetic sensors and instrumentation. Mr. Drafts graduated from the University of Arizona with a B.S.E.E. and earned both a M.S.E.E. and M.B.A. from the University of Central Florida. Mr. Drafts has eleven technical publications and holds three U.S. patents.

Linda Biles	62	Ms. Biles currently serves as Vice-President, Controller for M-tron Industries, Inc. (2007 to present); and Vice-President, Controller for The LGL Group, Inc. (June 2020 to present).

Vote Required

The affirmative (“FOR”) vote of a majority of the votes cast on the matter is required to “approve,” on an advisory basis, the resolution approving the compensation of our named executive officers for the year ended December 31, 2022.

THE BOARD RECOMMENDS A VOTE ‘FOR’ THE APPROVAL, ON AN ADVISORY BASIS, OF THE RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS FOR THE YEAR ENDED DECEMBER 31, 2022.

Proposal No. 3: Advisory Vote on Frequency of Executive Compensation Vote

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are requesting our stockholders vote, on an advisory, non-binding basis, on how frequently they would like to cast an advisory vote on the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation annually, every two years or every three years.

The Board believes that conducting an advisory ‘‘say on pay’’ vote annually is the most appropriate for the Company. This frequency will continue to enable stockholders to annually express their views on our executive compensation program in a timely manner, based on the most recent information presented in our proxy statement. An annual advisory vote on executive compensation helps ensure ongoing stockholder communication with our Compensation Committee and the Board on executive compensation and corporate governance matters.

The vote on the frequency of the executive compensation vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board values the opinions of our stockholders and to the extent there is any significant vote on the frequency of the executive compensation vote for either of annually, every two years or every three years, the Board will consider our stockholders’ concerns in making its determination regarding the frequency of the executive compensation vote. Unless and until the Board determines otherwise, the next say on pay frequency vote will occur at the Company’s 2029 Annual Meeting of Stockholders, since this vote is required to be held every six years.

Vote Required

We will consider stockholders to have "approved," on an advisory basis, the frequency selected by a plurality of the votes cast on the proposal.

THE BOARD RECOMMENDS A VOTE TO HOLD A NON-BINDING ADVISORY VOTE TO DETERMINE THE FREQUENCY OF FUTURE STOCKHOLDER VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ON AN ANNUAL BASIS BY SELECTING “1 YEAR” AS YOUR CHOICE.

Proposal No. 4: Ratification of Appointment of Independent Registered Public Accounting Firm

Selection of Independent Registered Public Accounting Firm for 2023

The Audit Committee has appointed PKF as our independent registered public accounting firm for the year ending December 31, 2023. Although this appointment does not require ratification, the Board has directed that the appointment of PKF be submitted to stockholders for ratification due to the significance of its appointment. If stockholders do not ratify the appointment of PKF as our independent registered public accounting firm for the year ending December 31, 2023, the Audit Committee will consider the appointment of another independent registered public accounting firm, but may decide to retain PKF as our independent registered public accounting firm.

PKF served as our independent registered public accounting firm for the year ended December 31, 2022. Representatives of PKF are expected to be present at the Annual Meeting.

Principal Accountant Fees and Services

Audit Fees

Aggregate audit fees for the year ended December 31, 2022 were $49,250, and include fees billed by PKF O’Connor Davies, LLC ("PKF") as the Company's independent registered public accounting firm for the year ended December 31, 2022. Audit fees include services relating to auditing the Company's annual financial statements included in the Company’s annual report on Form 10-K and reviewing the Company's financial statements included in the Company's quarterly report on Form 10-Q beginning with the third fiscal quarter.

During 2022, RSM US LLC ("RSM"), our predecessor independent registered public accounting firm, rendered fees for audit services totaling $258,850 in connection with stand-alone MtronPTI audits for 2021 and 2020, quarterly reviews for the first and second quarters of 2021 and 2022, along with multiple Form 10 filings, and The LGL Group, Inc.’s (“LGL Group” or “LGL”) Proxy Statement on Schedule 14A related to obtaining stockholder approval for the spin-off of MtronPTI from LGL Group. During 2021, RSM rendered audit services in connection with LGL Group’s Preliminary Proxy Statement on Schedule 14A relating to obtaining stockholder approval for the spin-off of MtronPTI from LGL Group and charged fees of $36,750. There were no other professional services rendered or fees billed by PKF and RSM for 2022 and 2021.

Pre-Approval Policies and Procedures

The Audit Committee policies and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm are reflected in the Audit Committee Charter. The Audit Committee Charter provides that the Audit Committee shall pre-approve all audit and non-audit services provided by the independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

If any services other than audit services are rendered by our independent registered public accounting firm, the Audit Committee determines whether such services are compatible with maintaining our independent registered public accounting firm’s independence.

All services performed by our independent registered public accounting firm were pre-approved by the Audit Committee.

Vote Required

The affirmative (“FOR”) vote of a majority of the votes cast on the matter is required to ratify the appointment of PKF as our independent registered public accounting firm for the year ending December 31, 2023.

THE BOARD RECOMMENDS A VOTE ‘FOR’ THE RATIFICATION OF THE APPOINTMENT OF PKF AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

COMPANY OVERVIEW

Originally founded in 1965, MtronPTI is engaged in the designing, manufacturing and marketing of highly engineered, high reliability frequency and spectrum control products used to control the frequency or timing of signals in electronic circuits in various applications. MtronPTI’s primary markets are defense, aerospace, space, and avionics.

Separation from The LGL Group, Inc.

On October 7, 2022, MtronPTI was spun off from LGL Group, and has since operated as an independent, publicly traded company. In connection with the spin-off from LGL Group (“Separation”), we entered into several agreements with LGL Group on August 19, 2022 that, among other things, effect the separation of the two companies and provide a framework for the relationship between MtronPTI and LGL Group after the Separation.

Although MtronPTI and LGL Group currently operate as separate companies, the rules and regulations of the SEC and the New York Stock Exchange (“NYSE”) require that we provide certain information, including compensation information for our named executive officers, for the period of time prior to the Separation. We have sought to clearly indicate throughout this Proxy Statement what information relates to MtronPTI prior to the Separation, when it was operating as a subsidiary of LGL Group, and what information relates to MtronPTI following the Separation.

CORPORATE GOVERNANCE

Director Independence

As required under NYSE rules, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by such board of directors. The Board has determined that Messrs. Lazar, LaPenta, Mega, Susanto, Goldman, and Arteaga are independent within the meaning of NYSE rules.

Board and Committee Meetings

The Board of Directors held three meetings during the year ended December 31, 2022. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held while he was a director); and (ii) the total number of meetings held by all committees of the Board on which he served (while he served on such committees). Although there is no formal policy, all directors are encouraged to attend the annual meetings of stockholders.

The Audit Committee, Compensation Committee and Nominating Committee met three times, once and zero times, respectively, during 2022.

Board Committees

The three principal committees of the Board and their duties are described below.

Audit Committee. The Audit Committee held three meetings during 2022. The incumbent members of the Audit Committee are Messrs. LaPenta (Chairman), and Messrs. Lazar and Mega. All members of the Audit Committee are independent in accordance with NYSE American rules for audit committee members. The Board has determined that all Audit Committee members are financially literate and independent in accordance with SEC and NYSE American rules concerning audit committee membership requirements. The Board also determined that Mr. LaPenta qualifies as an “audit committee financial expert” as defined under the Exchange Act. The Audit Committee operates in accordance with its charter. The charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation and oversight of our independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by our independent registered public accounting firm. The Audit Committee also reviews the independence of our independent registered public accounting firm, reviews with management and our independent registered public accounting firm our annual financial statements prior to their filing with the SEC, reviews the report by our independent registered public accounting firm regarding management procedures and policies and determines whether our independent registered public accounting firm has received satisfactory access to our financial records and full cooperation of corporate personnel in connection with their audit of our records. The Audit Committee also reviews our financial reporting process on behalf of the Board and reviews the financial information issued to stockholders and others, including a discussion of the quality and reasonableness of the accounting principles used, the reasonableness of significant judgments, and the clarity of discussions in the financial statements, and monitors the systems of internal control and the audit process. Management has primary responsibility for the financial statements and the reporting process. The Audit Committee Charter is available on our website at ir.mtronpti.com/governance/governance-documents.

Compensation Committee. The Compensation Committee met once during 2022. The incumbent members of the Compensation Committee are Mr. Lazar (Chairman), and Messrs. Mega and LaPenta. All members of the Compensation Committee are independent in accordance with NYSE American rules for compensation committee members. The responsibilities of the Compensation Committee are to review the Company’s compensation and benefits policies and objectives, determine whether our officers and directors are compensated in accordance with these policies and objectives, and carry out the Board’s responsibilities relating to compensation of our executives. The Compensation Committee Charter is available on our website at ir.mtronpti.com/governance/governance-documents. See further discussion of the Compensation Committee’s role in setting executive compensation under the section “Executive Compensation” below.

Nominating Committee. The Nominating Committee did not meet during 2022. The incumbent members of the Nominating Committee are Mr. Mega (Chairman), and Messrs. Lazar and LaPenta. All members of the Nominating Committee are independent in accordance with NYSE American rules. The responsibilities of the Nominating Committee are to identify individuals qualified to become Board members and recommend that the Board select director nominees for election at the annual meetings of stockholders. The Nominating Committee Charter is available on our website at ir.mtronpti.com/governance/governance-documents.

Director Nominations

In evaluating and determining whether to nominate a candidate for a position on the Board, the Nominating Committee utilizes a variety of methods and considers criteria such as high professional ethics and values, relevant management and/or manufacturing experience and a commitment to enhancing stockholder value. Candidates may be brought to the attention of the Nominating Committee by current Board members, stockholders, officers or other persons. The Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.

The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Nominating Committee strives to nominate director candidates with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s businesses.

The Nominating Committee also considers stockholder recommendations for director nominees that are properly received in accordance with the Company’s Bylaws and applicable rules and regulations of the SEC. In order to validly nominate a candidate for election or reelection as a director, stockholders must give timely notice of such nomination in writing to the Corporate Secretary and include, as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the other rules and regulations under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). For more information on director candidate nominations by stockholders, see “Stockholder Proposals” herein.

Board Leadership Structure

Throughout 2022, the Board was led by Mr. Marc Gabelli, serving as Chairman of the Board. The Board does not have a policy regarding a separation of the roles of Chief Executive Officer and Chairman of the Board. However, we believe separation of these roles allowed Michael Ferrantino, the Company’s Chief Executive Officer, to focus on managing the Company’s business and operations, and allowed Mr. Gabelli to focus on Board matters, which we believe is especially important in light of the high level of regulation and scrutiny of public company boards. Effective as of the Annual Meeting, Bel Lazar is expected to assume the role of Chairman of the Board and Marc Gabelli will serve as advisor to the Chairman, and they will split the retainer for Chairman of the Board equally from that point forward.

Board Role in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. We have developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout the Company, which includes our system of internal controls over financial reporting, annual reviews conducted by our directors and officers, monitoring compliance with our Code of Conduct and Ethics policy and general liability insurance coverage. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three principal committees, each of which examines various components of enterprise risk as part of its responsibilities. In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and other financial matters.

Stockholder Communications

Stockholders may communicate with the Board, including the non-management directors, by sending an e-mail to ir@mtronpti.com or by sending a letter to M-tron Industries, Inc., 2525 Shader Road, Orlando, Florida 32804, Attention: Chief Financial Officer. The Chief Financial Officer will submit all such correspondence to any specific director to whom the correspondence is directed.

Code of Business Conduct and Ethics

We adopted a code of business conduct and ethics as part of our Code of Conduct and Ethics policy, which applies to all of our directors, officers, and employees, including our principal executive, financial and accounting officers. Our Code of Conduct and Ethics policy is available at ir.mtronpti.com/governance/governance-documents. Amendments to and any waivers of our Code of Conduct and Ethics policy will be disclosed on our website.

Transactions with Related Persons, Promoters and Certain Control Persons

All transactions between us and any of our officers, directors, director nominees, principal stockholders or their immediate family members are to be approved by the Audit Committee and are to be on terms no less favorable to us than we could obtain from unaffiliated third parties. Such policy and procedures are set forth in the Company’s Related Person Transaction Policy.

Agreements with LGL Group Prior to the Separation

In connection with the Separation of MtronPTI from LGL Group, the Company entered into several agreements with LGL Group that, among other things, effected the Separation and govern the relationship of the parties following the Separation, including a Separation and Distribution Agreement, a Tax Indemnity and Sharing Agreement, and a Transitional Administrative and Management Services Agreement. These agreements are summarized below. Additional information about the terms of these agreements can be found in our Current Report on Form 8-K filed with SEC on August 19, 2022. The following summaries are not complete and are qualified in their entirety by reference to the full text of the agreements, which are filed as exhibits to our Form 8-K filed August 19, 2022.

Separation and Distribution Agreement – The Separation and Distribution Agreement governs the overall terms and the steps taken to effect the Separation, including the assets transferred, liabilities assumed, and related matters, and governs the treatment of indemnification, insurance and litigation responsibility and management.

Tax Indemnity and Sharing Agreement – The Tax Indemnity and Sharing Agreement generally prohibits us from taking certain actions that could cause the Separation to fail to qualify as a tax-free transaction, including but not limited to, within two years of the date of the Separation not entering into any agreement, understanding or arrangement involving the substantial acquisition of stock of the Company or a substantial shift in ownership (by vote or value) of the Company. Under the agreement, LGL Group will generally be responsible for all U.S. federal, state, local and non-U.S. income taxes of the Company for any taxable period, or portion of such period, ending on or before the Separation.

Transitional Administrative and Management Services Agreement – The Transitional Administrative and Management Services Agreement sets out the terms for services to be provided between the two companies post Separation and the related monthly costs.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended December 31, 2022.

Hedging or Pledging of Stock

Although we have not adopted any practices or policies prohibiting hedging or pledging, we discourage our directors, executive officers, and employees from entering into hedging or pledging arrangements with respect to the Company’s securities.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the consolidated financial statements for the year ended December 31, 2022 with both management and PKF O’Connor Davies LLP, the Company’s independent registered public accounting firm.

The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their financial statement audit and the overall quality of the Company’s financial reporting. The Audit Committee has discussed with PKF O’Connor Davies LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

PKF O’Connor Davies LLP provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding PKF O’Connor Davies LLP’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with PKF O’Connor Davies LLP its independence.

Based on the Audit Committee’s review of the audited financial statements and discussions, including those noted above, with management and PKF O’Connor Davies LLP, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

AUDIT COMMITTEE Robert V. “Rob” LaPenta (Chairman) Bel Lazar John Mega

EXECUTIVE COMPENSATION

Overview

The Compensation Committee is responsible for the design and administration of the Company’s compensation policy and plans. The plans are designed to successfully implement the Company’s business strategy and create stockholder value. As a matter of policy, the Compensation Committee submits its recommendations to the full Board for approval.

Compensation Philosophy and Objectives

The Company’s compensation program emphasizes performance-based compensation promoting the achievement of short-term and long-term business objectives. This aligns our executives’ compensation with stockholder interests, while providing competitive compensation to attract, motivate and retain executives with superior skills and abilities.

Determination of Compensation Awards

The Compensation Committee recommends to the Board the compensation awards for the named executive officers based on (i) Company performance versus annual budgeted financial targets, and (ii) individual performance.

The Compensation Committee conducts an annual review of the Chief Executive Officer’s performance prior to making its recommendation to the Board regarding the Chief Executive Officer’s compensation. Our Chief Executive Officer reviews the performance of our Chief Financial Officer with the Compensation Committee and makes a recommendation to the Compensation Committee regarding the Chief Financial Officer’s compensation. During these reviews, the Compensation Committee considers the Company’s performance in the following categories: (i) improvement in the Company’s market value; (ii) the achievement of agreed upon short- and long-term objectives; and (iii) predetermined individual goals.

Consideration of “Say-on-Pay” Advisory Vote

The Board is asking stockholders to approve, on an advisory basis, the compensation of our named executive officers for the year ended December 31, 2022 as described in the “Executive Compensation” section of this Proxy Statement. This proposal, commonly known as a “say-on-pay” vote, gives stockholders the opportunity to express their views on our executive compensation. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this Proxy Statement.

Although the vote on this proposal is advisory and non-binding, the Board and the Compensation Committee will carefully consider the results of this vote and, if there are a significant number of negative votes, we will seek to understand the concerns that influenced those votes and address them in making future decisions about our executive compensation program.

Consideration of Frequency of “Say-on-Pay” Advisory Vote

In addition to the advisory vote on the compensation of our named executive officers for the year ended December 31, 2022, the Board is also seeking an advisory vote on how often stockholders should vote on the compensation of our named executive officers. Applicable law requires that stockholders be given the opportunity of a “say-on-pay” vote on a frequency of either one, two, or three years. We are asking stockholders to vote, on an advisory basis, on whether we should include a “say-on-pay” proposal at the annual meeting of stockholders on a frequency of either one, two, or three years. Although the vote on this proposal is advisory and not binding, the Board will consider the outcome of the vote in making its decision on how frequently “say-on-pay” votes should occur. The frequency that is determined by this say-on-pay vote will continue until our stockholders vote, at our annual meeting of stockholders in 2029, to select the frequency of say-on-pay voting.

We recommend that stockholders select a frequency of every one year. We believe that it is most appropriate for our stockholders to provide us with annual feedback on our executive compensation program. Having a “say-on-pay” vote annually will give us the opportunity to receive stockholder feedback on our executive compensation on a timely and regular basis and to consider that feedback as part of our annual executive compensation review.

Compensation Benchmarking

The Company has not retained a compensation consultant to review its policies and procedures with respect to the compensation of the named executive officers, though it may choose to do so in the future. The Compensation Committee benchmarks the compensation of the named executive officers against the median compensation paid by comparable companies determined at the time. To that end, the Compensation Committee will conduct a benchmark review as often as deemed necessary of the aggregate level of compensation of the named executive officers as well as the mix of elements used to compensate the named executive officers, taking into account input from independent members of the Board and publicly available data relating to the compensation practices and policies of comparable companies. While benchmarking may not always be appropriate as a stand-alone tool for setting the compensation of the named executive officers due to the Company’s potentially unique circumstances and objectives, the Compensation Committee generally believes that gathering such information is an important part of the Compensation Committee’s decision-making process.

Notwithstanding the foregoing, the Compensation Committee may determine that it is in the Company’s best interest to recommend total compensation packages that deviate from the Compensation Committee’s general principle of benchmarking the compensation of the named executive officers.

Elements of Compensation

Base Salary

Base salary levels for the Company’s named executive officers are designed to be competitive with those of employees with similar responsibilities working for companies of comparable size, capitalization and complexity. In determining base salaries, the Compensation Committee takes into account a variety of factors, including experience, performance, and benchmarking.

Incentive Compensation

The Company provides annual and long-term incentive compensation to its executives and managers under the Company’s Amended and Restated 2022 Incentive Plan (the “2022 Incentive Plan”), which was approved prior to the Separation by our Board on August 19, 2022. The 2022 Incentive Plan is designed to provide annual and long-term incentives for executive performance by rewarding participating executives for their contributions to profitability and stockholder value based on achieving short-term Company and individual performance goals for a given year, as well as by aligning a significant portion of compensation with the long-term interests of stockholders. Short-term Company performance goals include revenue growth, EBITDA, earnings per share and return on equity. Long-term Company performance goals include increasing the Company’s total market value. The Compensation Committee may recommend that other corporate performance measures be substituted or added (including but not limited to operating income after tax, return on capital employed and stockholder return) in order to achieve the Company’s business strategy. Individual performance goals for the Chief Executive Officer are established by the Compensation Committee and recommended to the Board for approval, while individual performance goals for our other employees are established by the Chief Executive Officer and reviewed by the Compensation Committee.

M-tron Industries, Inc. 401(k) Plan

The M-tron Industries, Inc. 401(k) Plan (the “401(k) Plan”), which is subject to limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), permits the Company’s employees to defer a portion of their compensation by making contributions to the 401(k) Plan and thereby obtain certain tax benefits. Participating employees also benefit from the 401(k) Plan by sharing in discretionary contributions made by the Company to the 401(k) Plan based on each employee’s contribution made in a particular year. A participant’s interest in his or her individual contributions, the Company’s contributions and earnings thereon is fully vested at all times. The 401(k) Plan’s proceeds are invested in guaranteed investment contracts or certain mutual funds, subject to the discretion of the participants.

The named executive officers and all other employees over the age of 18 of the Company and certain of its subsidiaries are eligible to participate in the 401(k) Plan after having completed three months of service.

Other Benefits

The Company makes available to the named executive officers the same medical insurance, life insurance and disability benefits that are generally made available to the Company’s employees to ensure that the Company’s employees have access to basic healthcare and income protection for themselves and their family members.

Employment Agreements

The Company has not entered into any employment agreements with its executive officers.

Named Executive Officers

The Company’s named executive officers for the year ended December 31, 2022 were as follows:

●	Michael Ferrantino, Chief Executive Officer
●	James W. Tivy, Chief Financial Officer
●	William A. Drafts, President and former President and CEO
●	Linda Biles, Vice President, Controller

Summary Compensation Table

The following table sets forth information with respect to compensation earned by the Company’s named executive officers for the years ended December 31, 2022 and 2021:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)		Total ($)
Michael Ferrantino (2)	2022	225,000	—	—	(3)	225,000
Chief Executive Officer	2021	161,827	—	532,800	(3)	694,627
James W. Tivy (2)	2022	158,923	25,000	313,800	(4)	497,723
Chief Financial Officer	2021	96,000	25,000	—		121,000
William A. Drafts (2)	2022	185,262	30,000	20,463	(5)	235,725
President and former President and CEO	2021	180,003	35,000	—		215,003
Linda Biles (2)	2022	134,240	27,000	—	(6)	161,240
Vice President, Controller	2021	132,018	27,000	—		159,018

(1)

Reflects the aggregate grant date fair value of stock awards or option awards granted in the applicable year, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(2)	Includes amounts paid to the respective individual for services rendered to LGL Group prior to the October 7, 2022 spin-off of MtronPTI.
(3)

On December 28, 2021, Mr. Ferrantino was awarded 45,000 restricted shares of LGL common stock with a grant date fair value of $532,800. On October 7, 2022, 15,000 of these unvested shares of LGL common stock were canceled and MtronPTI issued 14,371 restricted shares of MtronPTI common stock as a replacement grant, with the same terms as Mr. Ferrantino’s original LGL grant, resulting in no additional compensation cost being recorded.

(4)

On April 30, 2022, Mr. Tivy was awarded 30,000 restricted shares of LGL common stock with a grant date fair value of $313,800. On October 7, 2022, these unvested shares of LGL common stock were canceled and MtronPTI issued 28,741 restricted shares of MtronPTI common stock as a replacement grant, with the same terms as Mr. Tivy’s original LGL grant, resulting in no additional compensation cost being recorded.

(5)

On October 7, 2022, options to purchase 10,000 shares of LGL common stock were canceled, with MtronPTI awarding options to purchase 9,710 shares of MtronPTI common stock at $13.10 per share as a replacement grant, with the same vesting terms as Mr. Drafts original LGL grant, vesting on November 7, 2022 with an expiration date of November 7, 2024. The replacement grant resulted in an incremental $20,463 of additional compensation expense being recorded.

(6)

On October 7, 2022, 7,533 unvested shares of LGL common stock were canceled, with MtronPTI issuing 7,217 restricted shares of MtronPTI common stock as a replacement grant, with the same terms as Ms. Biles’s original LGL grant, resulting in no additional compensation cost being recorded.

Outstanding Equity Awards at Year-End

The following table sets forth the information with respect to outstanding equity awards held by our named executive officers as of December 31, 2022.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($) (5)
William A. Drafts (1)	9,710	—	$13.10	11/7/2024	—	$—
Michael Ferrantino (2)	—	—	—	—	14,371	$125,746
James W. Tivy (3)	—	—	—	—	28,741	$251,484
Linda Biles (4)	—	—	—	—	4,124	$36,085

(1)

On October 7, 2022, MtronPTI awarded options to purchase 9,710 shares of MtronPTI common stock at $13.10 per share as a replacement grant, with the same vesting and expiration dates as Mr. Drafts’ original LGL grant, which vested on November 7, 2022 with an expiration date of November 7, 2024.

(2)	On October 7, 2022, MtronPTI issued 14,371 restricted shares of common stock as a replacement grant, with the same terms as Mr. Ferrantino’s original LGL grant. These shares vested on April 1, 2023.
(3)

On October 7, 2022, MtronPTI issued 28,741 restricted shares of common stock as a replacement grant, with the same terms as Mr. Tivy’s original LGL grant. These shares vest pro-rata over three years, vesting one-third on April 30 of each year.

(4)

On October 7, 2022, MtronPTI issued 7,217 restricted shares of common stock as a replacement grant, with the same terms as Ms. Biles’s original LGL grant. A portion of these shares vested during 2022, with the balance of 4,124 shares scheduled to vest on December 29, 2023.

(5)	Market value is based on the closing price of our common stock on the NYSE American on December 30, 2022, the last trading day of 2022, of $8.75 per share.

Non-Employee Director Compensation

Beginning in 2023, the Company’s non-employee director compensation plan includes the following compensation:

●	Annual grant of shares with a value of $15,000 as of the grant date.
●	Annual base cash compensation of $10,000.
●	Board meeting fees –$2,000 for attendance at each meeting held in person and $750 for attendance at each meeting held telephonically.
●	Chairman of the Board receives a $100,000 annual cash retainer.
●	Audit Committee Chairman receives a $2,000 annual cash retainer.
●	Nominating Committee and Governance Committee Chairman receives a $1,000 annual cash retainer
●	Compensation Committee Chairman receives a $1,000 annual cash retainer

The Board was not compensated for its efforts, and nothing was accrued or paid to any director for the year ended December 31, 2022.

Equity Compensation Plan Information

The following table provides information as of December 31, 2022 about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans (including individual arrangements):

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	9,710	$13.10	449,671
Equity compensation plans not approved by security holders	—	—	—
Total	9,710	$8.55	449,671

(1)

The 2022 Incentive Plan was approved prior to the Separation by our Board on August 19, 2022. 500,000 shares of common stock are authorized for issuance under the 2022 Incentive Plan. Options to purchase 9,710 shares of common stock issued under the 2022 Incentive Plan were outstanding as of December 31, 2022. Unvested restricted stock awards outstanding as of December 31, 2022 amounted to 47,236 shares.

STOCKHOLDER PROPOSALS

Proposals of stockholders made in accordance with the requirements of Rule 14a-8 promulgated under the Exchange Act and intended to be presented at the 2024 Annual Meeting must be received by the Corporate Secretary, M-tron Industries, Inc., 2525 Shader Road, Orlando, Florida 32804, by no later than April 18, 2024, for inclusion in our proxy statement and form of proxy relating to the 2024 Annual Meeting.

Under SEC rules, if we do not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company’s appointed proxy holders will be permitted to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. In connection with the 2024 Annual Meeting, if we do not have notice of a stockholder proposal on or before July 2, 2024, we will be permitted to use our discretionary voting authority as outlined above.

Our By-Laws establish procedures for stockholder nominations for elections of directors and bringing other business before any annual meeting or special meeting of stockholders. Any stockholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors at or properly bring other business before a meeting only if written notice of such stockholder’s intent has been delivered, either by personal delivery or by United States mail, postage prepaid, to the Corporate Secretary at our principal executive offices not later than the close of business on the 90th day, which is June 22, 2024, nor earlier than the close of business on the 120th day, which is May 23, 2024, prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. In no event must the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

The stockholder’s notice must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, the text of the proposal or business and a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made and any other person or persons (including their names) in connection with the nomination or proposal of such business by such stockholder, (iv) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the annual meeting to nominate the persons named in the notice or bring such business before the meeting, and (v) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Notwithstanding anything in the previous paragraph, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board at least 90 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by our Bylaws will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director. The Board or chairman of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, in which event, the officer will announce that determination to the meeting and the defective nomination will be disregarded.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 22, 2024.

ANNUAL REPORT

Our 2022 Form 10-K is being sent with this Proxy Statement to each stockholder. The 2022 Form 10-K is available at ir.mtronpti.com/financials/annual-reports-and-proxies. The 2022 Form 10-K, however, is not to be regarded as part of the proxy soliciting material.

HOUSEHOLDING OF PROXY MATERIALS

We have adopted a procedure permitted by SEC rules that is commonly referred to as “householding.” Under this procedure, a single Proxy Statement and annual report are delivered to multiple stockholders sharing an address unless we receive contrary instructions from any stockholder at that address. We will continue to send a separate proxy card to each stockholder of record. We have adopted this procedure because we believe it reduces the volume of duplicate information stockholders receive and helps to reduce our printing and postage costs. A number of brokers with account holders who are Company stockholders will be “householding” our proxy materials and annual reports as well.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, or if you and other stockholders sharing your address are receiving multiple copies of the proxy materials and you would like to receive only a single copy of such materials in the future, please notify your broker if you hold your Company shares through a broker, or notify us directly if you are a stockholder of record by contacting us at:

M-tron Industries, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

(407) 298-2000

We will send promptly additional copies of the relevant materials following receipt of a request for additional copies.

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V21535-P97191

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

M-TRON INDUSTRIES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect eight directors to serve until the 2024 annual meeting of stockholders	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Marc J. Gabelli
02) Bel Lazar
03) Michael J. Ferrantino
04) Hendi Susanto
05) Robert V. "Rob" LaPenta Jr.
06) John S. Mega
07) David M. Goldman
08) Ivan Arteaga

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote 1 Year on the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V21536-P97191

M-TRON INDUSTRIES, INC.
Annual Meeting of Stockholders
September 20, 2023 10:00 AM EST
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Michael J. Ferrantino Jr. and James W. Tivy, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them, or either of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of M-tron Industries, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EST on September 20, 2023, at 2525 Shader Road, Orlando, FL 32804.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS AND THE PROPOSALS ON THE REVERSE SIDE HEREOF IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, AND IN THE BEST JUDGMENT OF THE PROXIES ON ALL OTHER MATTERS AS MAY BE PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued and to be signed on reverse side